BLACKROCK LIQUIDITY FUNDS

TempCash

TempFund

BlackRock Liquid Federal Trust Fund

FedFund

T-Fund

Treasury Trust Fund

California Money Fund

MuniCash

New York Money Fund

(the “Funds”)

Supplement dated October 27, 2021 to the Capital Shares Prospectus of the Funds,

dated February 26, 2021, as supplemented to date

As a result of certain changes to the transfer agency system used by the BlackRock Liquidity Funds, the Fund Codes for the various share classes of the Funds will be updated effective on or about November 8, 2021.

Consequently, effective on or about November 8, 2021 the following changes are made to the Funds’ Capital Shares Prospectus:

The Capital Share Fund Code table under “How to Contact BlackRock Liquidity Funds” is hereby deleted in its entirety and replaced with the following:

Capital Shares	Fund Code
TempCash	0007
TempFund	0022
BlackRock Liquid Federal Trust Fund	0105
FedFund	0084
T-Fund	0039
Treasury Trust Fund	0016
California Money Fund	0068
MuniCash	0056
New York Money Fund	0078

Shareholders should retain this Supplement for future references.

PRO-LIQ-CAP-1021SUP